United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 12, 2016

Communications Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On August 12, 2016, Communications Systems, Inc. and its operating subsidiaries JDL Technologies Incorporated, Transition Networks, Inc., and Suttle, Inc. (collectively “the CSI Companies”) entered into an Amended and Restated Credit Agreement (“Credit Agreement”) and Amended and Restated Note (“Note”) (collectively the “Credit Facility”) with Wells Fargo Bank, National Association (“Lender”).

Under the Credit Facility, the CSI Companies may borrow up to $15.0 million with a variable interest rate equal to the daily one-month LIBOR rate plus 200 basis points. Funds under the Credit Facility may be advanced, repaid and re-borrowed during the term, which ends on August 12, 2021. The Credit Facility also includes a $2.0 million letter of credit subfacility. The CSI Companies are required to pay an unused commitment fee of 25 basis points under the Credit Facility.

Borrowings under the Credit Facility are subject to a borrowing base derived from the CSI Companies’ accounts receivable and inventory The CSI Companies are required to maintain Liquidity of at least $10 million, and must provide the lender with financial statements and other financial reports. Liquidity is generally defined under the Credit Facility as cash, cash equivalents, marketable securities and availability under the Credit Facility. The Credit Facility also includes other customary covenants and agreements for a facility of this nature.

As part of the Credit Facility, the CSI Companies entered into an Amended and Restated Security Agreement under which each of the CSI Companies agreed to grant the Lender a security interest in substantially all of its tangible and intangible assets.

In addition, Twisted Technologies, Inc, a wholly-owned subsidiary of JDL Technologies, Incorporated, agreed to guarantee payment of all amounts under the Credit Agreement and Note and entered into a separate Security Agreement with the Lender under which it pledged substantially all of its assets to support the guarantee.

The foregoing description of the Credit Facility agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the agreement filed as Exhibit 10.1 through 10.5 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit number	DESCRIPTION
10.1	amended and Restated Credit Agreement dated August 12, 2016 by and among Communications Systems, Inc., JDL Technologies Incorporated, Transition Networks, Inc., Suttle, Inc. and Wells Fargo Bank, National Association
10.2	Amended and Restated Security Agreement dated August 12, 2016 by and among Communications Systems, Inc., JDL Technologies Incorporated, Transition Networks, Inc., Suttle, Inc. and Wells Fargo Bank, National Association
10.3	Amended and Restated Note dated August 12, 2016 from Communications Systems, Inc., JDL Technologies Incorporated, Transition Networks, Inc. and Suttle, Inc. to Wells Fargo Bank, National Association
10.4	Guaranty of Twisted Technologies, Inc.
10.5	Security Agreement of Twisted Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Edwin C. Freeman
Chief Financial Officer

Date: August 18, 2016